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EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


      Each director and officer of Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), whose signature appears below hereby appoints Mike Brooks and Curtis A. Loveland, or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, we have executed this Power of Attorney, in counterparts if necessary, effective as of March 17, 1999.


DIRECTORS/OFFICERS:

      Signature                                      Title
      ---------                                      -----


/s/ Mike Brooks                             Chairman, Chief Executive Officer,
---------------------------                 President and a Director (Principal
Mike Brooks                                 Executive Officer)

/s/ David Fraedrich                         Executive Vice President, Chief
---------------------------                 Financial Officer, Treasurer and a
David Fraedrich                             Director (Principal Financial and
                                            Principal Accounting Officer)

/s/ Curtis A. Loveland                      Secretary and a Director
---------------------------
Curtis A. Loveland

/s/ Stanley I. Kravetz                      Director
---------------------------
Stanley I. Kravetz

/s/ Barbara B. Fuller                       Director
---------------------------
Barbara B. Fuller

/s/ Leonard L. Brown                        Director
---------------------------
Leonard L. Brown

/s/ Robert D. Stix                          Director
---------------------------
Robert D. Stix

/s/ James L. Stewart                        Director
---------------------------
James L. Stewart